EXHIBIT 4.1

                                  EXHIBIT 4.1
                           FORM OF STOCK CERTIFICATE

                      [FRONT OF SAMPLE STOCK CERTIFICATE]

NUMBER _____                                                    _____ SHARES

                                             CUSIP NUMBER 827087 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK


                            SILK BOTANICALS.COM, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

THIS CERTIFIES THAT:


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                            SILK BOTANICALS.COM, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:                                 COUNTERSIGNED:

                                       FLORIDA ATLANTIC STOCK TRANSFER, INC.
                                       7130 NOB HILL RD, TAMARAC, FL 33321

                                       BY:

                                                               AUTHORIZED
SIGNATURE
                                [CORPORATE SEAL]

/s/ JOSEPH R. BERGMANN                                    /s/ JERRY FRENZ
     PRESIDENT                                                 CONTROLLER

                       [BACK OF SAMPLE STOCK CERTIFICATE]

         The following abbreviations, when used in the inscription on the face or this certificate, shall be construed as though they were written out in ful1 according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT ............. Custodian ..............
                      (cust)                 (Minor)
under Uniform Gifts to Minors
Act .........  (State)

         Additional abbreviations may also be used though not in the above list.

         For Value Received, ____________ hereby sell, assign and transter unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
 (PLEASE PRINT 0R TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
shares

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------           -------------------------------
--Attorney
to transfer the said stock on the books or the within named Corporation with full power of substitution in the promises.

Dated _______________

--------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR CHANGE WHATSOEVER, AND MUST BE GUARANTEE BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.CE.C.RULE 17AD-15.